AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                   SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.
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INVESTMENT COMPANY                        ORGANIZATION                       SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund              Delaware Business Trust

Franklin Custodian Funds, Inc.            Maryland Corporation               Franklin Dynatech Fund
                                                                             Franklin Growth Fund
                                                                             Franklin Income Fund
                                                                             Franklin Utilities Fund

Franklin Floating Rate Master Trust       Delaware Business Trust            Franklin Floating Rate Master Series

Franklin Gold and Precious Metals Fund    Delaware Business Trust

Franklin High Income Trust                Delaware Business Trust            AGE High Income Fund

Franklin Investors Securities Trust       Massachusetts Business Trust       Franklin Convertible Securities Fund
                                                                             Franklin Equity Income Fund
                                                                             Franklin Floating Rate Daily Access Fund
                                                                             Franklin Global Government Income Fund
                                                                             Franklin Total Return Fund

Franklin Managed Trust                    Delaware Business Trust            Franklin Rising Dividends Fund
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Franklin Mutual Series Fund Inc.          Maryland Corporation               Mutual Beacon Fund
                                                                             Mutual Discovery Fund
                                                                             Mutual European Fund
                                                                             Mutual Financial Services Fund
                                                                             Mutual Qualified Fund
                                                                             Mutual Shares Fund

Franklin Real Estate Securities Trust     Delaware Business Trust           Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portflio      Delaware Business Trust

Franklin Strategic Series                 Delaware Business Trust            Franklin Aggressive Growth Fund
                                                                             Franklin Biotechnology Discovery Fund
                                                                             Franklin Blue Chip Fund
                                                                             Franklin Global Communications Fund
                                                                             Franklin Global Health Care Fund
                                                                             Franklin Large Cap Growth Fund
                                                                             Franklin Natural Resources Fund
                                                                             Franklin Small-Mid Cap Growth Fund I
                                                                             Franklin Small Cap Growth Fund II
                                                                             Franklin Strategic Income Fund
                                                                             Franklin Technology Fund
                                                                             Franklin U.S. Long-Short Fund

Franklin Templeton Fund Allocator Series                                     Franklin Templeton Conservative Target Fund
                                                                             Franklin Templeton Moderate Target Fund
                                                                             Franklin Templeton Growth Target Fund

Franklin Templeton International Trust                                       Templeton Pacific Growth Fund
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Franklin Templeton Variable Insurance     Massachusetts Business             Franklin Aggressive Growth Securities Fund
Insurance Products Trust                  Trust                              Franklin Global Communications Securities Fund
                                                                             Franklin Growth and Income Securities Fund
                                                                             Franklin High Income Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities Fund
                                                                             Franklin Money Market Fund
                                                                             Franklin Real Estate Fund
                                                                             Franklin Rising Dividends Securities Fund
                                                                             Franklin Smalll Cap Fund
                                                                             Franklin Small Cap Value Securities Fund
                                                                             Franklin Strategic Income Securities Fund
                                                                             Franklin S&P 500 Index Fund
                                                                             Franklin Technology Securities Fund
                                                                             Franklin U.S. Government Fund
                                                                             Franklin Zero Coupon Fund - 2005
                                                                             Franklin Zero Coupon Fund - 2010
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
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Franklin Value Investors Trust            Massachusetts Business Trust       Franklin Balance Sheet Investment Fund
                                                                             Franklin Large Cap Value Fund
                                                                             Franklin MicroCap Value Fund
                                                                             Franklin Small Cap Value Fund

Institutional Fiduciary Trust             Massachusetts Business Trust       Franklin Structured Large Cap Core Equity Fund
                                                                             Franklin Structured Large Cap Growth Equity Fund
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CLOSED END FUNDS:

Franklin Floating Rate Trust              Delaware Business Trut

Franklin Multi-Income Trust               Massachusetts Business Trust

Franklin Universal Trust                  Massachusetts Business Trust
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revised: 01/03
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